MARCH 1, 2016

SUPPLEMENT TO

THE SUMMARY PROSPECTUS OF

THE HARTFORD UNCONSTRAINED BOND FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS, INC.)

DATED MARCH 1, 2016

It is anticipated that Lucius T. Hill will serve as a portfolio manager to The Hartford Unconstrained Bond Fund (the “Fund”) until June 30, 2016.  As of that date, it is anticipated that Mr. Hill will retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, the sub-adviser to the Fund, and will no longer serve as a portfolio manager for the Fund.  Accordingly, until June 30, 2016, the above referenced Summary Prospectus is revised as follows:

Under the heading “MANAGEMENT,” the following information is added:

Portfolio Manager	Title	Involved with Fund Since
Lucius T. Hill, III	Senior Managing Director and Fixed Income Portfolio Manager	2012

This Supplement should be retained with your Summary Prospectus for future reference.

HV-7261	March 2016